UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 1, 2013

GUITAR CENTER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-175270-07 (Commission File Number)	26-0843262 (IRS Employer Identification No.)

GUITAR CENTER, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-175270 (Commission File Number)	95-4600862 (IRS Employer Identification No.)

5795 Lindero Canyon Road

Westlake Village, California 91362
(Address of principal executive offices, zip code)

(818) 735-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers.

On March 1, 2013, Guitar Center Holdings, Inc., and Guitar Center, Inc., announced that Erick Mason, Executive Vice President and Chief Strategic Officer, will resign from his positions with both companies effective as of April 1, 2013.  Mr. Mason is a “named executive officer” within the meaning of Instruction 4 to Item 5.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUITAR CENTER HOLDINGS, INC.

Date: March 1, 2013	By:	/s/ Tim Martin
Tim Martin
Vice President

GUITAR CENTER, INC.

Date: March 1, 2013	By:	/s/ Tim Martin
Tim Martin
Executive Vice President